Exhibit 10.3

                       THE ANNTAYLOR STORES CORPORATION
                       --------------------------------
                          2003 EQUITY INCENTIVE PLAN
                          --------------------------

1.    PURPOSE.
      --------

      This 2003 Equity Incentive Plan (the "Plan"), is intended to encourage stock ownership by employees of AnnTaylor Stores Corporation (the

"Corporation"), its divisions and Subsidiary Corporations, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees to remain in the employ of the Corporation, its divisions and Subsidiary Corporations, and to put forth maximum efforts for the success of the business.  The Plan is also intended to encourage directors of the Corporation who are not employees or officers of the

Corporation or its Subsidiary Corporations ("Eligible Directors") to acquire or increase their proprietary interest in the Corporation and to further promote and strengthen the interest of such Eligible Directors in the development and financial success of the Corporation and to assist the

Corporation in attracting and retaining highly qualified directors.




2.    DEFINITIONS.
      ------------

      As used in this Plan, the following words and phrases shall have the meanings indicated:




     (a)  "CAUSE" used in  connection  with the  termination  of  employment  or service  of a Grantee,  shall  mean a  termination  of  employment  or service of the Grantee by the  Corporation or a division or Subsidiary

          Corporation  due to (i) the  Grantee's  failure to render  services in accordance  with the terms of such  Grantee's  employment  or service,

          which failure amounts to a material neglect of such Grantee's  duties,

          (ii)   the   commission   by  the   Grantee   of  an  act  of   fraud,

          misappropriation  (including,  without  limitation,  the  unauthorized

          disclosure   of   confidential   or   proprietary    information)   or

          embezzlement, or (iii) a conviction of or guilty plea or confession to any felony.




     (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.




     (c) "COMMON STOCK" shall mean shares of the Corporation's Common Stock, par value $.0068 per share.




     (d)  "DISABILITY"  shall  mean  a  Grantee's  inability  to  engage  in any substantial  gainful activity by reason of any medically  determinable physical or mental  impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous  period of not less than twelve (12) months.

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     (e)  "EXCHANGE  ACT" shall mean the  Securities  Exchange  Act of 1934,  as amended.





     (f)  "EXECUTIVE OFFICER" shall mean an officer of the Corporation who is an

          "executive officer" within the meaning of Rule 3b-7 under the Exchange

          Act.





     (g)  "FAIR MARKET  VALUE" per share as of a particular  date shall mean (i)

          the closing  sales price per share of Common  Stock as reported on the

          New York Stock Exchange (or if the shares of Common Stock are not then traded on such exchange, on the principal national securities exchange on which they are then  traded) for the last  preceding  date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common  Stock are not then  traded on a national  securities exchange but are traded on an over-the-counter  market, the average of the  closing  bid and asked  prices for the shares of Common  Stock in such  over-the-counter  market  for the last  preceding  date on which there was a sale of such Common Stock in such market,  or (iii) if the shares of Common  Stock are not then  listed on a national  securities exchange or traded in an  over-the-counter  market,  such value as the

          Committee  (as  defined  in Section 3 hereof)  in its  discretion  may determine.




     (h)  "GRANTEE"  shall  mean a person to whom an  Option,  Restricted  Stock

          Award or Restricted Unit Award has been granted.





     (i)  "INCENTIVE  STOCK  OPTION" shall mean an Option that is intended to be an "incentive  stock option"  within the meaning of Section 422 of the

          Code.





     (j)  "NONSTATUTORY  STOCK OPTION" shall mean an Option that is not intended to be an Incentive Stock Option.





     (k)  "OPTION"  shall  mean the  right,  granted  to a Grantee  pursuant  to

          Section 4, to purchase a specified  number of shares of Common  Stock,

          on the terms and  subject to the  restrictions  set forth in this Plan and by the Committee upon the grant of the Option to the Grantee.





     (l)  "PERFORMANCE  GOAL"  shall mean the  specific  objectives  that may be established  by the Committee,  from time to time,  with respect to an award granted under the Plan,  which objectives may be based on one or more  of  the  following,  determined  in  accordance  with  generally accepted accounting  principles,  as applicable:  revenue;  comparable store sales;  gross margin;  operating profit;  earnings before all or any of interest, taxes,  depreciation and/or amortization;  cash flow;

          working  capital;  return on equity,  assets,  capital or  investment;

          market share;  sales (net or gross)  measured by store,  product line,



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          territory,  operating or business unit, customers,  or other category;

          earnings  or book  value  per  share of Common  Stock;  earnings  from continuing  operations;  net worth;  turnover in inventory;  levels of

          expense,   cost  or  liability  by  store,  product  line,  territory,

          operating  or business  unit or other  category;  appreciation  in the

          price  of  Common  Stock;   total  shareholder   return  (stock  price

          appreciation plus dividends);  and implementation of critical projects or processes.  Where applicable, the Performance Goal may be expressed in terms of attaining a specified  level of the selected  criterion or the  attainment  of a percentage  increase or decrease in the selected criterion,  or may be applied to the  performance  of the  Corporation relative  to  a  market  index,  a  group  of  other  companies  or  a combination thereof,  all as determined by the Committee.  Performance

          Goals may relate to the performance of a store, business unit, product line,  division,  territory,  or  the  Corporation  or  a  combination thereof.





     (m)  "RESTRICTED  SHARE" shall mean a share of Common  Stock,  awarded to a

          Grantee  pursuant  to  Section  3,  that is  subject  to the terms and restrictions  set  forth in this  Plan and by the  Committee  upon the award of the Restricted Share to the Grantee.





     (n)  "RESTRICTED UNIT" shall mean the right,  awarded to a Grantee pursuant to Section  3, to  receive an amount in cash equal to the Fair  Market

          Value of one share of Common  Stock,  on the terms and  subject to the restrictions  set  forth in this  Plan and by the  Committee  upon the award of the Restricted Unit to the Grantee.





     (o)  "RETIREMENT"  shall have such meaning as the Committee shall determine from time to time.





     (p)  "SUBSIDIARY  CORPORATION"  shall mean any corporation  (other than the

          Corporation) in an unbroken chain of  corporations  beginning with the employer corporation if, at the time of granting an Option, Restricted

          Stock Award or Restricted Unit Award,  each of the corporations  other than the last  corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined  voting power of all classes of stock in one of the other corporations in such chain.





3.    ADMINISTRATION.
      ---------------


      The Plan shall be administered by the Compensation Committee (the

"Committee") of the Board of Directors of the Corporation (the "Board").  The

Committee shall consist solely of two or more members of the Board, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code, a "nonemployee director" within the meaning of Rule 16b-3, as from time to time amended, promulgated under Section 16 of the Exchange Act, and




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an "independent director" within the meaning of the New York Stock Exchange

Listed Company Manual.





      The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the

Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and make awards of Restricted Shares and Restricted Units ("Restricted Stock

Awards" and "Restricted Unit Awards", respectively, and sometimes collectively with the grant of Options, "Grants"); to determine the purchase price of the shares of Common Stock covered by each Option (the "Option

Price"); to determine the persons to whom, and the time or times at which,

Options, Restricted Stock Awards and Restricted Unit Awards shall be granted;

to determine the number of shares to be covered by each Option, and to determine the number of Restricted Shares and Restricted Units to be covered by each Restricted Stock Award and Restricted Unit Award; to interpret the

Plan; to prescribe, amend and rescind rules and regulations relating to the

Plan; to determine the terms and provisions of the agreements (which need not be identical) entered into in connection with grants of Options ("Option

Agreements") and Restricted Stock Awards and Restricted Unit Awards

("Restricted Award Agreements"); and to make all other determinations deemed necessary or advisable for the administration of the Plan.  Notwithstanding the foregoing, the Committee shall not have the authority to reduce the exercise price for any Option by repricing or replacing such Option unless the Corporation shall have obtained the prior consent of its stockholders.





      The determinations of the Committee shall be binding and conclusive on all parties.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.  The

Committee shall have the authority in its discretion to delegate to specified officers of the Corporation the power to make Grants, including, without limitation, to determine the terms of such Grants, and the power to extend the exercisability of Options pursuant to Section 6(f) or 6(g) hereof, in each case consistent with the terms of this Plan and subject to such restrictions, if any, as the Committee may specify when making such delegation; provided that the delegates shall not have authority to make

Grants to, or extend the exercisability of Options held by, such delegates or any Executive Officer.





      No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Grant made hereunder.





4.    ELIGIBILITY.
      -----------


      Options, Restricted Stock Awards and Restricted Unit Awards may be

granted to employees (including, without limitation, officers who are employees) of the Corporation or its present or future divisions and

Subsidiary Corporations, and to Eligible Directors of the Corporation or its





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present or future divisions and Subsidiary Corporations.  In determining the persons to whom Options, Restricted Stock Awards and Restricted Unit Awards

shall be granted and the number of shares to be covered by each Option, and the number of Restricted Shares and Restricted Units to be covered by each

Restricted Stock Award and Restricted Unit Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.  A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Optionee".





      A Grantee shall be eligible to receive more than one Grant during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.





5.    STOCK.
      -----


      The shares of Common Stock subject to Options and Restricted Stock

Awards hereunder may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Corporation.

Subject to the next sentence, the aggregate number of shares of Common Stock as to which Options and Restricted Shares may be granted from time to time under this Plan shall not exceed 2,200,000, of which no more than an aggregate of 440,000 shares may be used for grants of Restricted Shares.  The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 6(j) or 7(f) hereof, as applicable.  Under the Plan, no single employee may be granted Options covering more than

400,000 shares of Common Stock, or Restricted Stock Awards (constituting performance based compensation within the meaning of Section 162(m) of the

Code) covering more than 100,000 shares of Common Stock, (subject to any adjustments pursuant to Section 6(j) or 7(f) hereof, as applicable) during any fiscal year of the Corporation.





      If any shares subject to an Option grant or Restricted Stock Award are forfeited, canceled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of shares to the Grantee, the shares of Common Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan.  If any Restricted

Units are  forfeited, canceled, exchanged or surrendered or if a Restricted

Unit Award otherwise terminates or expires without any payment being required to be made with respect to any of the Restricted Units subject thereto, then such Restricted Units shall, to the extent of any such forfeiture,

cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan.





6.    TERMS AND CONDITIONS OF OPTIONS.
      -------------------------------


      Each Option granted pursuant to the Plan shall be evidenced by a written

Option Agreement between the Corporation and the Optionee, which agreement shall comply with and be subject to the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this


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Plan as the Committee, in its discretion, shall establish):





      (a)  NUMBER OF SHARES.  Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.  The number of shares subject to any Option shall be subject to adjustment as provided in Section 6(j) hereof.





      (b)  TYPE OF OPTION.  Each Option Agreement shall specifically state whether the Option is intended to be an Incentive Stock Option.





      (c)  OPTION PRICE.  Each Option Agreement shall state the Option Price,

           which shall be not less than one hundred percent (100%) of the Fair

           Market Value of the shares of Common Stock of the Corporation on the date of grant of the Option.  The Option Price shall be subject to adjustment as provided in Section 6(j) hereof.  The date on which the Committee adopts a resolution expressly granting an

           Option shall be considered the day on which such Option is granted,

           unless such resolution expressly provides for a specific later date.




      (d)  MEDIUM AND TIME OF PAYMENT.  The Option Price shall be paid in full, at the time of exercise, (i) in cash, (ii) in shares of

           Common Stock having a Fair Market Value equal to such Option Price provided that such shares have been held by the Grantee for at least one year prior to such exercise, or (iii) in a combination of cash and shares provided that such shares have been held by the

           Grantee for at least one year prior to such exercise, or (iv) in the sole discretion of the Committee, through a cashless exercise procedure involving a broker; provided, however, that such method and time for payment shall be permitted by and be in compliance with applicable law.





      (e)  TERM AND EXERCISE OF OPTIONS.  Except as provided in Section 6(j)

           hereof or unless otherwise determined by the Committee, the shares covered by an Option shall become  exercisable  over such period,

           in  cumulative installments or otherwise, or upon the satisfaction of such Performance Goals or other conditions, as the Committee shall determine; provided, however, that the Committee shall have
                            --------  -------
           the authority to accelerate the exercisability of all or any portion of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, and provided further, however, that such exercise period shall not (i)

           be earlier than one year from the date of grant of such Option, and

           (ii) exceed 10 years from the date of grant of such Option.  The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof.  An Option may be exercised, as to any or all full shares of Common Stock as to which the Option


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           has become exercisable, by giving written notice of such exercise to the Secretary of the Corporation; provided, however, that an

           Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).




      (f)  TERMINATION.  Except as provided in this Section 6(f) and in

           Section 6(g) hereof, an Option may not be exercised unless the

           Optionee is then in the employ or service of the Corporation or one of its divisions or Subsidiary Corporations, and unless the

           Optionee has remained continuously so employed or in service since the date of grant of the Option.  In the event that the employment or service of an Optionee shall terminate or cease other than by reason of death, Disability or Retirement, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised or canceled, terminate immediately upon such separation of employment or cessation of service, as applicable; provided,

           however, that the Committee may in its discretion extend the period for exercise of Options that were exercisable at the time of separation of employment or cessation of service to a date later than such separation or cessation date, but in any event not beyond the date on which the Option would otherwise expire pursuant to

           Section 6(e) hereof.





      (g)  DEATH, DISABILITY OR RETIREMENT  OF OPTIONEE.  If an Optionee shall die while employed by or in service to the Corporation or a

           Subsidiary Corporation, or if the Optionee's employment or service shall terminate or cease by reason of Disability or Retirement, all

           Options theretofore granted to such Optionee, to the extent exercisable on the date of death  or separation, may be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or

           inheritance or otherwise by reason of the death or Disability of the Optionee, at any time within three (3) years after the date of death or termination by reason of Disability or Retirement, or at such later time as the Committee may in its discretion determine,

           but in any event not beyond the date on which the Option would otherwise expire pursuant to Section 6(e) hereof.




      (h)  NONTRANSFERABILITY OF OPTIONS.  Options granted under the Plan shall not be transferable except (i) by will or the laws of descent and distribution, or (ii) as specifically provided below in this

           Section (6)(h).  Any Optionee may transfer Nonstatutory Stock

           Options to members of his or her Immediate Family (as defined below) if (x) the Option Agreement pursuant to which the

           Nonstatutory Stock Option was granted so provides, (y) such agreement was approved by the Board or the Committee, and (z) the

           Optionee does not receive any consideration for the transfer.

           "Immediate Family" means children, grandchildren, and spouse of the


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           Optionee or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.  Any Nonstatutory Stock Option agreement may be amended to provided for the transferability feature as outlined above,

           provided that such amendment is approved by the Board or the

           Committee.  Any Nonstatutory Stock Option not granted pursuant to an Option Agreement expressly permitting its transfer shall not be transferable.  During the lifetime of the Optionee, Options may be exercised only by the Optionee, the guardian or legal

           representative of the Optionee, or the transferee as permitted under this Section 6(h).





      (i)  SPECIAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS.  The

           provisions of this Section 6(i) shall apply to the grant of

           Incentive Stock Options, notwithstanding any other provision of the

           Plan to the contrary.  Only employees of the Corporation or any

           Subsidiary Corporation may be granted Incentive Stock Options under the Plan.  In the case of any Incentive Stock Option, to the extent the aggregate Fair Market Value (determined at the time such Option is granted) of the Common Stock with respect to which Incentive

           Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other Incentive

           Stock Option plans of the Corporation and any Subsidiary

           Corporation) exceeds $100,000, such Option shall be treated as a

           Nonstatutory Stock Option.  In no event shall any employee who, at the time such employee would otherwise be granted an Option, owns

           (within the meaning of Section 424(d) of the Code) stock of the

           Corporation or any Subsidiary Corporation possessing more than 10%

           of the total combined voting power of all classes of stock of the

           Corporation or any Subsidiary Corporation, be eligible to receive an Incentive Stock Option under the Plan.  To the extent an

           Incentive Stock Option is exercised more than three months following the termination of the Grantee's employment (other than a termination resulting from the Grantee's death or Disability), such

           Option shall be treated as a Nonstatutory Stock Option.




      (j)  EFFECT OF CERTAIN CHANGES.  (1)  If there is any change in the shares of Common Stock through the declaration of stock dividends,

           distributions made with respect  to shares of Common Stock,

           recapitalizations, restructurings, stock splits, or combinations or exchanges of such shares, or the like, then the number of shares of

           Common Stock or other securities available for Options, the kind and amount of shares and other securities covered by outstanding

           Options, and/or the Option Price, as appropriate, shall be adjusted as necessary to reflect equitably such change in the shares of

           Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

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(2)   If an Acceleration Event (as defined below) shall occur while unexercisable Options remain outstanding under the Plan, such Options not theretofor exercisable by their terms shall become exercisable in full.  An

"Acceleration Event" shall occur if:





          (A) any "person" (as such term is used in Sections  13(d) and 14(d) of the  Exchange  Act),  other  than any  person  who on the date  hereof is a director  or officer of the  Corporation,  any  trustee or other  fiduciary holding  securities under an employee  benefit plan of the Corporation,  or any corporation owned,  directly or indirectly,  by the stockholders of the

     Corporation in  substantially  the same  proportions as their  ownership of stock of the Corporation,  is or becomes the "beneficial owner" (as defined in  Rule  13d-3  under  the  Exchange  Act),  directly  or  indirectly,  of securities  of the  Corporation  representing  20% or more of the  combined voting power of the Corporation's then outstanding securities;





          (B) during any period of two consecutive years, individuals who at the beginning of such period  constitute the Board, and any new director (other than a director  designated  by a person who has entered  into an agreement with the Corporation to effect a transaction described in clause (A) or (C)

     of this  Section  6(j)(2)  whose  election by the Board or  nomination  for election by the  Corporation's  stockholders  was  approved by a vote of at least  two-thirds  (2/3) of the  directors  then still in office who either were  directors  at the  beginning  of the  period  or  whose  election  or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;





          (C) there is consummated a merger or  consolidation of the Corporation with any other  entity  other than a merger or  consolidation  which  would result in the voting securities of the Corporation  outstanding immediately prior thereto  continuing to represent (either by remaining  outstanding or by being  converted  into voting  securities of the surviving  entity) more than 80% of the  combined  voting  power of the  voting  securities  of the

     Corporation or such surviving  entity  outstanding  immediately  after such merger or consolidation; or





          (D) the  stockholders  of the  Corporation  approve a plan of complete liquidation of the  Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.




      Following the Acceleration Event, the Committee shall provide for the cancellation of all Options then outstanding.  Upon such cancellation, the

Corporation shall make, in exchange therefor, a cash payment for each such

Option in an amount per share equal to the difference between the per share exercise price of such Option and the Fair Market Value of a share of Common


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Stock on the date during the prior sixty-day period that produces the highest

Fair Market Value.





    (3)   In the event of a change in the Common Stock of the Corporation as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.





    (4)   The foregoing adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.




    (5)   Except as hereinbefore expressly provided in this Section 6(j), the

Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the

Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of

Common Stock subject to the Option.  The grant of an Option pursuant to the

Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve,

liquidate or sell, or transfer all or part of its business or assets.





      (k)  RIGHTS AS A STOCKHOLDER.  An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued,

           except as provided in Section 6(j) hereof.





      (l)  PERFORMANCE GOALS.  The Committee may determine that the vesting and/or payment of an Option shall be made subject to one or more

           Performance Goals.  Performance Goals established by the Committee may be different with respect to different Grantees.  The Committee shall have the authority to make equitable adjustments to any

           Performance Goal in recognition of unusual or nonrecurring events affecting the Corporation, its financial statements or its shares,

           in response to change in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the acquisition, disposition or discontinuance of a business or a segment of a business, or related to a change in accounting principles, or to reflect capital charges.  With respect to Options granted to Executive Officers, the vesting and/or

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           payment of which are to be made subject to Performance Goals, the

           Committee may comply with the applicable provisions of Section

           162(m) of the Code, including, without limitation, those provisions relating to the pre-establishment and certification of such

           Performance Goals.  With respect to Grantees who are not Executive

           Officers, Performance Goals may also include such individual objective or subjective performance criteria as the Committee may,

           from time to time, establish.  Performance Goals applicable to any

           Option may include a threshold level of performance below which no portion of such Grant shall become vested and/or payable, and levels of performance at which specified percentages of such Grant shall become vested and/or payable.





      (m)  OTHER PROVISIONS.  The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation,

           the imposition of (1) restrictions upon the exercise of an Option and (2) provisions that will result in the forfeiture of an Option and/or the shares acquired thereunder in the event the Optionee breaches covenants relating to non-competition, confidentiality and non-solicitation of employees and customers, as the Committee shall deem advisable.




7.    TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS AND RESTRICTED UNIT
      --------------------------------------------------------------------
      AWARDS.
      ------



      Each Restricted Stock Award and Restricted Unit Award granted under the

Plan shall be evidenced by a written Restricted Award Agreement between the

Corporation and the Grantee, which agreement shall comply with, and be subject to, the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):




     (a)  NUMBER OF SHARES AND UNITS.  The Committee  shall determine the number of  Restricted  Shares  to be  awarded  to a Grantee  pursuant  to the

          Restricted  Stock  Award  and the  number  of  Restricted  Units to be awarded to a Grantee pursuant to a Restricted Unit Award.





     (b)  NONTRANSFERABILITY.  Except as set forth in subsections (f) and (h) of this  Section 7, a Grantee  may not sell,  assign,  transfer,  pledge,

          hypothecate  or  otherwise   dispose  of  any  Restricted   Shares  or

          Restricted  Units  awarded to said  Grantee  under  this Plan,  or any

          interest  therein,   except  by  will  or  the  laws  of  descent  and

          distribution,  until the  Restricted  Period (as defined  below) shall have elapsed.  The Committee  may also in its  discretion  impose such other  restrictions and conditions on Restricted Shares and Restricted

          Units awarded as it deems appropriate  including,  without limitation,

          the  imposition  of provisions  that will result in the  forfeiture of

          Restricted  Shares  and  Restricted  Units in the  event  the  Grantee breaches covenants relating to  non-competition,  confidentiality  and

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


          non-solicitation  of  employees  and  customers.  In  determining  the

          Restricted  Period of an award,  the  Committee  may provide  that the restrictions shall lapse with respect to specified  percentages of the awarded  shares or units on  successive  anniversaries  of the date of such award or upon the  satisfaction  of such other  conditions as the

          Committee may impose, including, without limitation, the attainment of one or more  Performance  Goals.  The Restricted  Period shall not end with  respect to a Restricted  Stock Award or a Restricted  Unit Award

          prior  to one  year  following  the  date  of  grant,  except  for the

          Restricted  Period of a  Restricted  Stock Award of 200 shares or less

          (as such shares may be appropriately  adjusted by the Committee in the event of any  change  as set  forth in  Section  6(j)),  which may end earlier than one year,  but no earlier than 30 days following the date of grant. In no event shall the Restricted  Period end with respect to a  Restricted  Stock  Award  or  Restricted  Unit  Award  prior to the satisfaction  by the Grantee of any liability  arising under Section 8

          hereof.   Any  attempt  to  dispose  of  any   Restricted   Shares  in

          contravention  of any  such  restrictions  shall  be null and void and without effect. The period during which such restrictions on transfer,

          and such other restrictions as the Committee may impose, are in effect is referred to as the "Restricted Period".




     (c)  CERTIFICATES REPRESENTING RESTRICTED SHARES. The Corporation shall not be required to issue stock certificates representing Restricted Shares awarded  to a Grantee  until the  Restricted  Period  related  to such shares has lapsed. If any stock certificates  representing  Restricted

          Shares awarded  pursuant to a Restricted  Stock Award are issued prior to the lapse of the Restricted  Period,  such stock  certificate shall bear  an  appropriate  legend  referring  to such  restrictions.  Such certificates may be retained by the Corporation  during the Restricted

          Period.




     (d)  TERMINATION.  If the Grantee's  continuous  employment or service with the  Corporation  or any of its divisions or  Subsidiary  Corporations shall  terminate  for  any  reason  prior  to  the  expiration  of the

          Restricted  Period  applicable to any Restricted  Shares or Restricted

          Units granted to such  Grantee,  or prior to the  satisfaction  of any other  conditions  established  by the  Committee  applicable  to such

          Grant,  any such Restricted  Shares or Restricted Units then remaining subject to  restrictions  (after taking into account the provisions of subsections  (f)  and  (h) of  this  Section  7)  shall  thereupon  be forfeited  by the  Grantee  and any such  Restricted  Shares  shall be transferred  to, and reacquired by, the  Corporation or its Subsidiary

          Corporation   at  no  cost  to  the   Corporation  or  the  Subsidiary

          Corporation.  In such event,  the Grantee,  or in the event of his/her death,  his/her personal  representative,  shall,  with respect to any such shares, forthwith deliver to the Secretary of the Corporation any stock  certificates  in the possession of the Grantee or the Grantee's representative representing the Restricted Shares remaining subject to

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


          such  restrictions,  accompanied by such  instruments of transfer,  if

          any,  as  may   reasonably   be  required  by  the  Secretary  of  the

          Corporation.




     (e)  RIGHTS AS A  STOCKHOLDER.  Upon  receipt by a Grantee of a  Restricted

          Stock Award,  the Grantee  shall possess all incidents of ownership of the Restricted  Shares  (subject to subsection (b) of this Section 7),

          including,  without  limitation,  the  right to  receive  or  reinvest dividends (to the extent declared by the Corporation)  with respect to such shares and to vote such shares.




     (f)  EFFECT  OF  CERTAIN  CHANGES.  The  number  of  Restricted  Shares  or

          Restricted Units subject to a Grant shall be appropriately adjusted by the Committee in the event of any change in the shares of Common Stock set forth in Section  6(j)(1).  Upon the occurrence of an Acceleration

          Event,  as  defined  in  Section  6(j)(2),   all   restrictions   then

          outstanding  with respect to a Restricted  Stock Award and  Restricted

          Unit Award shall  automatically  expire and be of no further force and effect.





     (g)  PERFORMANCE GOALS. The Committee may determine that the vesting and/or payment of a Restricted  Stock Award or a Restricted  Unit Award shall be made subject to one or more Performance  Goals.  Performance  Goals established  by  the  Committee  may  be  different  with  respect  to different  Grantees.  The  Committee  shall have the authority to make equitable  adjustments  to any  Performance  Goal  in  recognition  of

          unusual  or  nonrecurring   events  affecting  the  Corporation,   its

          financial   statements  or  its  shares,  in  response  to  change  in applicable laws or regulations,  or to account for items of gain, loss or  expense  determined  to be  extraordinary  or unusual in nature or infrequent in occurrence or related to the acquisition, disposition or discontinuance of a business or a segment of a business, or related to a change in accounting principles, or to reflect capital charges. With respect to Restricted  Stock Awards or Restricted  Unit Awards granted to Executive  Officers,  the vesting and/or payment of which are to be made subject to Performance  Goals,  the Committee may comply with the applicable  provisions  of  Section  162(m)  of the  Code,  including,

          without limitation, those provisions relating to the pre-establishment and certification of such Performance  Goals. With respect to Grantees who are not  Executive  Officers,  Performance  Goals may also include such individual  objective or subjective  performance  criteria as the

          Committee  may,  from  time  to  time,  establish.  Performance  Goals applicable to any Restricted  Stock Award or Restricted Unit Award may

          include a  threshold  level of  performance  below which no portion of

          such  Grant  shall  become  vested  and/or  payable,   and  levels  of

          performance at which specified  percentages of such Grant shall become vested and/or payable.

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


     (h)  OTHER  PROVISIONS.  The Committee  shall have the  authority  (and the

          Restricted  Award  Agreement  may so  provide)  to  cancel  all or any portion of any outstanding  restrictions  and conditions  prior to the expiration of the  Restricted  Period with respect to all or part of a

          Restricted  Stock  Award or  Restricted  Unit  Award on such terms and conditions as the Committee may deem appropriate. The Restricted Award

          Agreements  authorized  under  this  Plan  shall  contain  such  other provisions  not  inconsistent  with the terms hereof as the  Committee shall deem advisable.





8.    WITHHOLDING TAXES.
      -----------------


      When a Grantee or other person becomes entitled to receive shares of

Common Stock pursuant to the exercise of an Option or upon the lapse of restrictions relating to a Restricted Stock Award, or to receive a cash payment with respect to a Restricted Unit Award upon the lapse of restrictions relating thereto, the Corporation shall have the right to require the Grantee or such other person to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Unless otherwise prohibited by the Committee or by applicable law, satisfaction of the withholding tax obligation may be accomplished by any of the following methods or by a combination of such methods:  (a) tendering a cash payment, (b) authorizing the Corporation to withhold from the shares of Common Stock or cash otherwise payable (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation and (c)

delivering to the Corporation shares of Common Stock (provided that such shares shall have been held for at least one year) having an aggregate Fair

Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.





9.    TERM OF PLAN.
      ------------

      Unless terminated earlier by the Board, the term of this Plan shall be

10 years from the date the Plan was adopted.  No Option, Restricted Stock

Award or Restricted Unit Award shall be granted pursuant to this Plan later than May 1, 2013, but Options, Restricted Shares and Restricted Units

theretofore granted may extend beyond that date in accordance with their terms.




10.   AMENDMENT AND TERMINATION OF THE PLAN.
      -------------------------------------

      The Board may, at any time and from time to time, suspend, terminate,

modify or amend the Plan.  Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Grant previously made, unless the written consent of the Grantee is obtained.  Furthermore, except as provided in Section 6 hereof, no modification or amendment of the Plan shall be made that, without the approval of stockholders, would:

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



     (a)  increase  the total  number of shares  reserved for the purpose of the

          Plan; or





     (b)  reduce the exercise price for Options by repricing or replacing such Grants.





      The Committee shall not have the authority to cancel any outstanding

Option and issue a new Option in its place with a lower exercise price;

provided, however, that this sentence shall not prohibit an exchange offer whereby the Corporation provides certain Grantees with an election to cancel an outstanding Option and receive a grant of a new Option at a future date if such exchange offer only occurs with stockholder approval.




11.   EFFECTIVE DATE.
      --------------

      The Plan was adopted on March 11, 2003 by the Board of Directors and will become effective on the date on which the Corporation's stockholders approve the Plan.





12.   MISCELLANEOUS.
      -------------


     (a)  EFFECT OF  HEADINGS.  The section and  subsection  headings  contained herein are for convenience  only and shall not affect the construction hereof.





     (b)  COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the other obligations of the  Corporation  under the Plan and any agreement shall be subject to all applicable  federal and state laws, rules and regulations,  and to such approvals by any regulatory or  governmental  agency as may be required.  The  Corporation,  in  its  discretion,  may  postpone  the

          issuance  or  delivery  of  Common   Stock  under  any  Grant  as  the

          Corporation may consider  appropriate,  and may require any Grantee to make such  representations  and  furnish  such  information  as it may consider  appropriate  in connection  with the issuance or delivery of

          Common  Stock  in  compliance   with   applicable   laws,   rules  and

          regulations.





     (c)  NO  RIGHT  TO  CONTINUED  EMPLOYMENT.  Nothing  in the  Plan or in any

          agreement  entered into pursuant  hereto shall confer upon any Grantee the right to continue in the employ or service of the  Corporation  or any of its divisions or Subsidiary Corporations, to be entitled to any remuneration  or benefits not set forth in the Plan or such  agreement or to interfere with or limit in any way the right of the  Corporation or such division or Subsidiary Corporation to terminate such Grantee's employment.





     (d)  GRANTEE  RIGHTS.  No Grantee shall have any claim to be made any Grant under the Plan, and there is no obligation for uniformity of treatment for Grantees.  Except as provided  specifically herein, a Grantee or a transferee  of a Grant  shall  have no  rights as a  stockholder  with

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


          respect  to any  shares  covered  by any  Grant  until the date of the issuance of a stock certificate for such shares.





     (e)  BENEFICIARY.   A  Grantee  may  file  with  the  Committee  a  written

          designation  of a beneficiary on such form as may be prescribed by the

          Committee  and  may,   from  time  to  time,   amend  or  revoke  such

          designation.  If no designated  beneficiary  survives the Grantee, the executor or  administrator  of the Grantee's estate shall be deemed to be the Grantee's beneficiary.





13.   GOVERNING LAW.
      -------------


      The Plan shall be construed and administered in accordance with the laws of the state of Delaware without regard to its principles of conflicts of law.


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